American Century Capital Portfolios, Inc. Prospectus Supplement Value Fund
Supplement dated February 26, 2013 ¡ Prospectus dated August 1, 2012

The following replaces the Portfolio Managers section on page 5 of the prospectus.

Portfolio Managers

Phil Davidson, CFA, Chief Investment Officer – Value Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1993.

Michael Liss, CFA, CPA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1998.

Kevin Toney, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2003.

Chad Baumler, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2007.

The following replaces The Fund Management Team section on page 9 of the prospectus.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objectives and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Phillip N. Davidson

Mr. Davidson, Chief Investment Officer − Value Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 1993 as a portfolio manager. He has a bachelor’s degree in finance and an MBA from Illinois State University. He is a CFA charterholder.

Michael Liss

Mr. Liss, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 1998. He became a portfolio manager in 2004. He has a bachelor’s degree in accounting and finance from Albright College and an MBA in finance from Indiana University. He is a CFA charterholder and a CPA.

Kevin Toney

Mr. Toney, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2003. He joined American Century Investments in 1999 and became a portfolio manager in 2006. He has a bachelor’s degree in commerce from the University of Virginia and an MBA from The Wharton School at the University of Pennsylvania. He is a CFA charterholder.

Chad Baumler

Mr. Baumler, Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2007 as an Investment Analyst. He became a Senior Investment Analyst in 2011 and a portfolio manager in 2013. He has a bachelor’s degree in finance from The University of Northern Iowa and an MBA from McCombs School of Business at The University of Texas at Austin. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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